                                 Exhibit 10.8

                           The Executive Health Plan


I.   General Information
     A. Eligibility
     B. Pre-Existing Conditions
     C. Deductibles
     D. General Rules

II. The Executive Health Plan In Conjunction with the Health Advantage Plan and the Global Health Advantage Plan
     A. Co-Payments
     B. Inpatient and Outpatient Services
     C. Coverage for Out-of-Network Providers
     D. Coverage for Non-Network Providers
     E. Coverage Chart for Medical Benefits
     F. Coverage for Vision Care
     G. Coverage Chart for Vision Care Benefits
     H. Coverage for Hearing Care
     I. Coverage Chart for Hearing Care Benefits
     J. Coverage for Non-Covered Expenses

III. The Executive Health Plan In Conjunction with the Basic Medical Plan
     A. Coverage for Expenses Covered by the Basic Medical Plan
     B. Coverage Chart for Medical Benefits
     C. Coverage for Vision Care
     D. Coverage for Hearing Care
     E. Coverage for  Non-Covered Expenses
     F. Coverage Chart for Medical Benefits

IV. The Executive Health Plan in Conjunction with the Mental Health and Chemical Dependency Program
     A. Explanation of Plan
     B. Coverage of In-Network Expenses
     C. Coverage of Out-of-Network Expenses
     D. Coverage Chart for Mental Health and Chemical Dependency

V.   The Executive Health Plan in Conjunction with the Prescription Drug Program
     (PCS)
     A. Prescriptions Covered by the PCS Plan
     B. Prescriptions Not Covered by the PCS Plan

VI.  The Executive Health Plan in Conjunction with the Motorola Dental Plan
     A. Coverage for Expenses Covered by the Motorola Dental Plan
     B. Coverage for Orthodontia
     C. Coverage for Expenses Not Covered by the Motorola Dental Plan

VII. The Executive Health Plan in Conjunction with Offshore Medical Plans


                                                              Effective:  1/1/96

I.   General Information
     -------------------

Eligibility
-----------

Executives and qualified dependents are eligible for the Executive Health Plan if enrolled in the Health Advantage Plan, the Global Health Advantage Plan (for expatriates), the Motorola Basic Medical (Indemnity) Plan or in one of our offshore medical plans. Executives are not eligible for medical coverage under the Executive Health Plan if enrolled in a United States-based Health Maintenance Organization (HMO). Limited coverage for dental and vision care services is available for HMO enrolled participants. All enrollment rules applicable to the primary plan in which you are a member apply to the Executive Health Plan. Coverage for dependent children ceases at age 19 or age 23 if the dependent is enrolled full-time (12 or more hours) in an accredited college or university.

Pre-Existing Conditions
-----------------------

Pre-existing conditions are covered from the first day of enrollment in the Executive Health Plan for executives and qualified dependents. The pre-existing conditions for primary plans are not waived, however, and benefits for pre-existing conditions will be paid only under the Executive Health Plan.

Deductibles
-----------

There are no deductibles to satisfy under the Executive Health Plan. Any deductibles under the primary plans must be satisfied. The Executive Health Plan will reimburse you for half of those deductibles.

General Rules
-------------

Executives must comply with all primary plan rules to receive full coverage from their primary plans and the Executive Health Plan. This includes contacting CallCare for in-patient admissions, using network providers as described in the primary plans and satisfying all other requirements under the primary plans.

Neither the Motorola Benefits Administration Office in Phoenix nor Executive Compensation will confirm benefits under the Executive Health Plan for providers. The Executive Health Plan is a non-qualified plan and only confirmation of benefits on the primary plans will be made.

The Executive Health Plan will pay for charges governed by Section 213 of the United States Internal Revenue Service tax code. Motorola's attorneys will act as the final authorities on interpretation of Section 213 for any charges submitted for reimbursement under the Executive Health Plan.

The Executive Health Plan will not pay for charges considered over and above reasonable and customary under any of its primary plans. The Executive Health Plan will not cover charges for missed appointments, contact lens replacement insurance, plastic or cosmetic surgery or any other charges that are excluded from IRS Section 213.

The Executive Health Plan will not process any claims that are older than one year from date of service. There will be no exceptions made to this policy.

II. The Executive Health Plan In Conjunction with the Health Advantage Plan and the Global Health Advantage Plan

Co-Payments
-----------

Under the Health Advantage Plan, network providers will charge a $10 co-payment for office visits and lab work. This is the out-of-pocket cost under the plan and no additional payment will be made for co-payments under the Executive Health Plan.

An exception to this rule is the Health Screening required for an executive health plan participant under the Health Advantage Plan. If the health screenings required under HAP are performed in conjunction with the Executive Physical, Motorola will reimburse the $10 co-payment under the Executive Health Plan.

In-Network Inpatient and Outpatient Services
--------------------------------------------

The Executive Health Plan will reimburse the 10% not covered by the Health Advantage Plan for inpatient and outpatient hospital admissions, procedures performed in a specialty clinic or doctor's office, or for physical therapy. To obtain this full coverage, all HAP rules regarding CallCare must be followed and network providers must be used. Please refer to the chart at the end of this section for a list of procedures covered under inpatient and outpatient services.

Out-of-Network Coverage
-----------------------

For executives enrolled in the Global Health Advantage Plan, all service is considered "out-of-network." Coverage for offshore medical claims will be paid at 90% under the primary plan and the additional 10% will be covered by the Executive Health Plan. Coverage for U.S. medical claims will be paid at 90% of reasonable and customary charges under Global HAP. The additional 10% of reasonable and customary charges will be covered by the Executive Health Plan.

For executives enrolled in the Health Advantage Plan, if there is not a network provider available in the area, coverage will be 90% of reasonable and customary charges under the Health Advantage Plan. The additional 10% of reasonable and customary charges will be covered by the Executive Health Plan. This also applies to students who may be attending college in an area not served by one of Motorola's provider networks.

Non-Network Coverage
--------------------

If executives or their qualified dependents receive care from a non-network provider in an area where a Motorola network has been established, the Health Advantage Plan will pay nothing. The Executive Plan will pay 50% of the reasonable and customary charges. There will be no exceptions to this policy.

COVERAGE EXAMPLES


--------------------------------------------------------------------------------
                             Health Advantage Plan
--------------------------------------------------------------------------------

     Medical Service           Health Advantage Plan      Executive Health Plan
--------------------------------------------------------------------------------
Required Screenings          100% at on-site health      Not applicable
                             fair
                                                         $10.00 covered if
                             $10.00 co-pay at network    included in executive
                             provider's office           physical
--------------------------------------------------------------------------------
Early Detection Screenings   $10.00 co-pay at network    No coverage
                             provider's office
--------------------------------------------------------------------------------
Office/Clinic Visits         $10.00                      No coverage
(network provider)
--------------------------------------------------------------------------------
Office/Clinic Visits         No coverage                 50% up to R&C
(non-network provider)
--------------------------------------------------------------------------------
Laboratory & X-Ray work      $10.00                      No coverage
done at network
provider's office
--------------------------------------------------------------------------------
Allergy Testing and          90% of negotiated rate      100% of negotiated
Injections                                               balance
--------------------------------------------------------------------------------
Durable Medical Equipment    90%                         100% of balance
and Supplies
--------------------------------------------------------------------------------
Specialty Lab & X-Ray        90% of negotiated rate      100% of negotiated
(i.e., MRI, Ultrasounds)                                 balance
--------------------------------------------------------------------------------
Surgery - Inpatient or       90% of negotiated rate      100% of negotiated
Outpatient (with CallCare                                balance
and using a Select
Hospital)
--------------------------------------------------------------------------------
Surgery - Non-Emergency      50% of negotiated rate      50% of negotiated rate
Inpatient (without                                       balance
CallCare and using a
Select Hospital)
--------------------------------------------------------------------------------
Surgery - Non-Emergency      0%                          50% of R&C
Inpatient (with CallCare
and without using a
Select Hospital)
--------------------------------------------------------------------------------
Surgery - Non-Emergency      0%                          50% of R&C
Inpatient (without
CallCare and without
using a Select Hospital)
--------------------------------------------------------------------------------
Maternity                    90% of hospital charges     100% of remaining
                             at Select Hospitals         hospital charges

                             $10.00 co-pay for           No coverage
                             pre-natal and
                             post-partum checks
--------------------------------------------------------------------------------
Therapies:  Occupational,    90% of negotiated rates     100% of remaining
Physical, Respiratory or                                 negotiated rates or
Speech (limited to 52                                    50% of visits after 52
visits per year for all                                  in a calendar year
except Respiratory)
--------------------------------------------------------------------------------
Training:  Biofeedback &     90% of negotiated rates     100% of remaining
Orthoptics                                               negotiated rates
--------------------------------------------------------------------------------
Out of Area Treatment (All   90% of reasonable and       100% up to reasonable
offshore treatment for       customary                   and customary
Global HAP participants)
--------------------------------------------------------------------------------

Vision Care Coverage
--------------------

If the executive or a qualified dependent chooses to use the Vision Service Plan to obtain vision services, the co-payments will not be covered by the Executive Health Plan. Any expenses for glasses or contacts over and above the co-payments will be covered at 100% up to $500 for each family member each year.
In addition, if the executive or qualified dependent wishes to purchase additional pairs of glasses they will be covered at 100% up to the $500 limit.

If the executive or a qualified dependent chooses to go outside the Vision Service Plan, the exam will be paid at 50% (the non-network provider rate) and any glasses or contacts would be covered at 100% up to $500 per family member per year.

--------------------------------------------------------------------------------
                              Vision Service Plan
--------------------------------------------------------------------------------
          Expense              Vision Service Plan       Executive Health Plan
--------------------------------------------------------------------------------
Vision examination (must        $10.00 co-pay at        No coverage for network
be at least 12 months           network provider's      provider, non-network
between exams)                  office                  provider covered at 50%
--------------------------------------------------------------------------------
Eyeglass lenses (must be        $15.00                  A $500 per person per
at least 12 months                                      year maximum has been
between lens purchases)                                 set for any additional
                                                        lenses, frames
--------------------------------------------------------------------------------
Eyeglass frames (must be        $30.00                  or contacts purchased
at least 24 months                                      under the Vision Service
between frame purchases)                                Plan.
                                                        If the Vision Service
                                                        Plan is
--------------------------------------------------------------------------------
Contact lenses (instead of      Up to $100.00           not used, $500 per
eyeglass lenses and                                     person per year maximum
frames must be at least                                 is set for purchase of
12 months between                                       lenses, frames or
purchases)                                              contacts
--------------------------------------------------------------------------------

Hearing Care Coverage
---------------------
If the executive or a qualified dependent chooses to use National Ear Care Plan
(NECP), the examination co-payments will not be covered by the Executive Health Plan. For hearing aids, the Executive Health Plan will pay 50% of costs over the maximum covered by the NECP.

If the executive or a qualified dependent chooses not to use the National Ear Care Plan, the exam and/or hearing aid expenses will be covered at 50%.

--------------------------------------------------------------------------------
                             National Ear Care Plan
--------------------------------------------------------------------------------
          Expense            National Ear Care Plan     Executive Health Plan
--------------------------------------------------------------------------------
Hearing Screenings (ages 5     100% coverage using    No coverage if using
and over, must be at           network provider       NECP, 50% if non-network
least 12 months between                               provider
screenings)
--------------------------------------------------------------------------------
Hearing exam:
Adults and children 12 and     $10.00                 No coverage if using
 over (36 month intervals)                            NECP, 50% if non-network
Children under age 12 (24      $10.00                 provider
 month intervals)
Children under age 5 (24       $20.00
 month intervals)
--------------------------------------------------------------------------------
Hearing aid, hearing aid       Up to $500.00          50% of costs over $500.00
repair, and when                                      if using NECP, 50% of
necessary, ear mold (36                               total if using
month intervals)                                      non-network provider
--------------------------------------------------------------------------------
Hearing aid evaluation,        100% coverage using    No coverage using NECP,
fitting and dispensing         network provider       50% if using non-network
(36 month intervals)                                  provider
--------------------------------------------------------------------------------
Cleaning/checking of           100% coverage using    No coverage if using
hearing aids (12 month         network provider       NECP, 50% of total if
intervals)                                            using non-network provider
--------------------------------------------------------------------------------

Non-Covered Expenses
--------------------

Expenses for chiropractic care or other medically necessary expenses allowed for deduction by IRS Section 213, but not covered by the Health Advantage Plan, will be covered at 50% under the Executive Health Plan.

III. The Executive Health Plan in Conjunction with the Basic Medical Plan
     --------------------------------------------------------------------

Charges Covered by the Basic Medical Plan
-----------------------------------------

The Basic Medical Plan will pay 80% of reasonable and customary charges for non-routine doctor's visits, inpatient and outpatient hospitalization, physical therapies and other medical charges. The Executive Health Plan will reimburse 50% of the balance up to reasonable and customary for these services. To obtain full coverage, all rules for contacting CallCare and using Select Hospitals must
be followed.   Please see the chart below for a detailed look at the coverage.


--------------------------------------------------------------------------------
                               Basic Medical Plan
--------------------------------------------------------------------------------
  Medical Service             Basic Medical Plan       Executive Health Plan
--------------------------------------------------------------------------------
Office/Clinic Visits          80% of reasonable &        50% of remaining
(non-routine)                 customary expenses         balance up to R&C
--------------------------------------------------------------------------------
Laboratory & X-Ray work       80% of R&C                 50% of remaining
                                                         balance up to R&C
--------------------------------------------------------------------------------
Allergy Testing and           80% of R&C                 50% of remaining
Injections                                               balance up to R&C
--------------------------------------------------------------------------------
Durable Medical Equipment     80% of R&C                 50% of remaining
and Supplies                                             balance up to R&C
--------------------------------------------------------------------------------
Specialty Lab & X-Ray         80% of R&C                 50% of remaining
(i.e., MRI, Ultrasounds)                                 balance up to R&C
--------------------------------------------------------------------------------
Surgery - Inpatient or        80% of negotiated rate     50% of remaining
Outpatient (with CallCare                                balance
and using a Select
Hospital)
--------------------------------------------------------------------------------
Surgery - Non-Emergency       50% of negotiated rate     50% of negotiated rate
Inpatient (without                                       balance
CallCare and using a
Select Hospital)
--------------------------------------------------------------------------------
Surgery - Non-Emergency       50% of R&C                 50% of R&C balance
Inpatient (with CallCare
and without using a
Select Hospital)
--------------------------------------------------------------------------------
Surgery - Non-Emergency       50% of R&C                 50% of R&C balance
Inpatient (without
CallCare and without
using a Select Hospital)
--------------------------------------------------------------------------------
Maternity                     80% of hospital charges    50% of remaining
                              at Select Hospitals        balance

                              80% of doctor's fees up    50% of R&C balance
                              to R&C
--------------------------------------------------------------------------------
Therapies:  Occupational,     90% of negotiated rates    50% of remaining
Physical, Respiratory or                                 balance up to R&C
Speech (limited to 52
visits per year for all
except Respiratory)
--------------------------------------------------------------------------------
Training:  Biofeedback &      90% of negotiated rates    50% of remaining
Orthoptics                                               balance up to R&C
--------------------------------------------------------------------------------

Vision Care
-----------

The Executive Health Plan will reimburse 50% of the charges for an eye exam. The Executive Health Plan will reimburse up to $500 per family member per year for prescription glasses, contact lenses or prescription sun glasses.

Hearing Care
------------

The Executive Health Plan will reimburse 50% of the charges for hearing screening, hearing exams and for hearing aids.

Non-Covered Expenses
--------------------

Expenses for chiropractic care or other medically necessary expenses allowed for deduction by IRS Section 213, but not covered by the Basic Health Plan, will be covered at 50% under the Executive Health Plan.

IV.  The Executive Health Plan in Conjunction with the Mental Health and
     -------------------------------------------------------------------
Chemical Dependency Program
---------------------------

Explanation of Plan
-------------------

The Mental Health and Chemical Dependency Program applies to participants in both the Health Advantage Plan and the Basic Medical Plan. The program uses network providers that have been screened for the proper credentials and must meet specific standards of care. If services are performed by non-network providers, benefits under the plan as well as number of visits or days of hospitalization will be reduced.

In-Network Providers
--------------------

The Executive Health Plan will reimburse the additional 10% not covered by the Mental Health and Chemical Dependency Program for in-network inpatient facility/provider and day or evening treatment (partial hospitalization). The Executive Health Plan will not reimburse the $10 co-payment for in-network outpatient therapy.

Out-of-Network Providers
------------------------

If out-of-network providers are chosen, the Mental Health and Chemical Dependency Program will pay 50% of the Negotiated Network Schedule (NNS) rates for properly certified providers. The Executive Health Plan will reimburse 50% of the NNS balance. Since there are limits placed on the number of visits made to an outpatient provider or days of hospitalization, the Executive Health Plan will pay 50% of the NNS rates after the visit or hospitalization limits have been reached.

--------------------------------------------------------------------------------
                                In-Network Provider     Out-of-Network Provider
--------------------------------------------------------------------------------
                                            Executive                 Executive
  Medical Service            Primary Plan     Plan      Primary Plan    Plan
--------------------------------------------------------------------------------
Inpatient Facility           90% of        100% of      50% of       50% of NNS
                             scheduled     scheduled    Negotiated   balance,
                             fees          fee balance  Network      50% of NNS
                                                        Schedule     charges
                                                        (NNS),       after 10
                                                        annual       days
                                                        maximum 10
                                                        day stay
--------------------------------------------------------------------------------
Inpatient Provider           90% of        100% of      50% of       50% of NNS
                             scheduled     scheduled    NNS,         balance,
                             fees          fee balance  annual       50% of NNS
                                                        maximum 10   charges
                                                        days         after 10
                                                                     days
--------------------------------------------------------------------------------
Day/Evening Treatment        90% of        100% of      50% of       50% of NNS
(partial hospitalization)    scheduled     scheduled    NNS,         balance,
                             fees          fee balance  annual       50% of NNS
                                                        maximum 10   charges
                                                        days         after 10
                                                                     days
--------------------------------------------------------------------------------
Outpatient                   $10           No coverage  50% of       50% of NNS
                             co-payment                 NNS,         balance,
                                                        annual       50% of NNS
                                                        maximum 20   charges
                                                        visits       after 20
                                                                     visits
--------------------------------------------------------------------------------
Annual Out-of-Pocket         Included in   Not          Not          Not
Maximum                      HAP or        applicable   included     applicable
                             Basic                      in HAP or
                             Medical                    Basic
                             Plan                       Medical
                             maximums                   Plan
                                                        maximums
--------------------------------------------------------------------------------

Continued

--------------------------------------------------------------------------------
                                In-Network Provider      Out-of-Network Provider
--------------------------------------------------------------------------------
                                            Executive                 Executive
  Medical Service            Primary Plan      Plan      Primary Plan    Plan
--------------------------------------------------------------------------------
Aggregate Lifetime Maximum   $1,000,000    $2,000,000    $50,000     $2,000,000
                                           (including                (including
                                           non-mental                non-mental
                                           health                    health
                                           treatment)                treatment)
--------------------------------------------------------------------------------
Chemical Dependency          3 per         No maximum    3 per       No maximum
Courses of Treatment         covered                     covered
                             person                      person
--------------------------------------------------------------------------------


V. The Executive Health Plan in Conjunction with the Prescription Drug Program (PCS)

Covered Prescriptions
---------------------

The Executive Health Plan does not reimburse the $5.00 or $10.00 co-payment for covered PCS prescriptions. The Executive Health Plan will also not reimburse for the difference between generic and brand name prescription drugs if the doctor okays the generic but the patient requests the brand name. If the executive chooses not to use the PCS plan for covered prescriptions, no coverage will be made under the Executive Health Plan.

Non-Covered Prescriptions
-------------------------

The Executive Health Plan will reimburse 50% of the cost of prescription drugs not covered by the PCS plan (i.e., birth control pills, Retin-A if over age 26). The Executive Health Plan will also reimburse 50% of the cost of some over-the-counter medications if the medication is prescribed by a physician. For example, if a physician orders a patient to take one aspirin per day for a heart
condition, the cost of the aspirin would be considered for reimbursement.   A
copy of the physician's prescription with diagnosis is needed and must be renewed annually for this coverage to be effective.

VI  The Executive Health Plan in Conjunction with the Motorola Dental Plan

Covered Expenses
----------------

The Executive Health Plan will reimburse 50% of the reasonable and customary balance for dental charges covered by the Motorola Dental Plan. If the Motorola Dental Plan cuts back the benefit for service, the Executive Health Plan will pick up the full 50% of the reasonable and customary charges, and will not consider the reduced benefit.

For example: If a dentist places a crown and, after review, the Motorola Dental Plan judges that the tooth needed a two-surface filling, the Motorola Dental Plan will pay only 80% of the reasonable and customary charge for a two-sided filling. The Executive Health Plan will reimburse 50% of the difference between the two-sided filling and the R&C price of a crown.

Motorola urges all employees to obtain a pre-treatment estimate for any dental work performed so that the dentist and the employee are aware of any cut backs to the benefits before the work is performed. The pre-treatment estimate will only provide the benefit under the Motorola Dental Plan. The Executive Plan, as a non-qualified plan, will not be listed.

Orthodontia
-----------

There are two ways in which orthodontia bills can be covered under the Executive Health Plan:

1) If an executive chooses to pay the complete orthodontia bill up front and submits the entire bill and proof of payment, the Motorola Dental Plan will reimburse the maximum amount allowed immediately. The Executive Health Plan will reimburse 50% of the balance immediately to the executive. This is the only situation in which a Motorola plan and the Executive Plan will reimburse for services that have not been completed.

2) If the executive chooses to pay the initial payment and then make monthly payments to the orthodontist, the Motorola Dental Plan will reimburse each payment at 80% up to the maximum amount allowed. The Executive Health Plan will pay 50% of the balance of each bill. After the Motorola Dental Plan has paid the maximum allowed, the Executive Health Plan will continue to cover the monthly fees at 50%.

Non-Covered Expenses
--------------------

For expenses not covered by the Motorola Dental Plan, or for expenses incurred after the yearly annual maximum has been reached, the Executive Health Plan will reimburse 50% of the reasonable and customary charges.

VII  The Executive Health Plan in Conjunction with Offshore Medical Plans

For executives and their qualified dependents not covered by a U.S. plan, the Executive Health Plan will pay 50% of the balances not paid by local employee plans or by government plans. If certain coverage is not offered at all, dental for example, the Executive Health Plan will pay 50% of the total charges. The Benefits office requires that for charges not covered under local plans, an executive needs to submit a written statement with signature that the local plan does not provide coverage for the type of service being submitted. A new statement must be on file each year to continue to pay benefits.

Bills for services must have written on them, in English, the following information:

1)  Date of service
2)  Type of service (office visit, lab work, eye glasses)
3)  Diagnosis
4)  Provider's name
5)  Exchange rate for local currency to U.S. dollars

If the exchange rate is not provided on the bill, the Benefits office will use the exchange rate for the date the bill is processed. All other information must be on the bill or the executive will receive an E-Mail asking for additional information.

Payments under the Executive Health Plan are made in U.S. currency and checks are sent to the executive's home.